                                                                  Exhibit 10.10

                      LOAN DOCUMENT MODIFICATION AGREEMENT
                     (NO. 2; DATED AS OF NOVEMBER 30, 1998)

         LOAN DOCUMENT MODIFICATION AGREEMENT dated as of November 30, 1998 by and among SILICON VALLEY BANK (the "BANK"), a California chartered bank with its principal place of business at 3003 Tasman Drive, Santa Clara, California 95054, and with a loan production office located at Wellesley Office Park, 40 William Street, Wellesley, MA 02181, doing business under the name "Silicon Valley East," MOLDFLOW CORPORATION, a Delaware corporation ("MC"), MOLDFLOW INTERNATIONAL PTY. LTD., a corporation organized under the laws of Australia and a wholly-owned subsidiary of MC ("MIPL") and MOLDFLOW PTY. LTD., a corporation organized under the laws of Australia and a wholly-owned subsidiary of MIPL ("MPL"). MC, MIPL and MPL are sometimes each referred to herein as a "Borrower" and collectively as the "Borrowers."

         1.       REFERENCE TO EXISTING LOAN DOCUMENTS.

         Reference is hereby made to that Loan Agreement dated April 23, 1998 by and among the Bank and the Borrowers as modified by a certain waiver letter from the Bank dated September 17, 1998 and accepted by the Bank on September 18, 1998 (with the attached schedules and exhibits, the "CREDIT AGREEMENT") and the Loan Documents referred to therein, including without limitation that certain Domestic Revolving Line Note of the Borrowers dated April 23, 1998 in the principal amount of $2,650,000 (the "Note"), that certain Foreign Revolving Line Note of the Borrowers dated April 23, 1998 in the principal amount of $1,100,000 and the Security Documents referred to therein. Unless otherwise defined herein, capitalized terms used in this Agreement shall have the same respective meanings as set forth in the Credit Agreement.

         2.       EFFECTIVE DATE.

         This Agreement shall become effective as of November 30, 1998 (the "EFFECTIVE DATE"), provided that the Bank shall have received the following on or before December 23, 1998 and provided further, however, in no event shall this Agreement become effective until signed by an officer of the Bank in
California:

                  1. two copies of this Agreement, duly executed by the Borrowers, with the attached consents of Moldflow (Europe) Ltd., and Moldflow Vertriebs GmbH, duly executed thereby;

                  2. an amended and restated Domestic Revolving Line Note in the form enclosed herewith (the "Amended Domestic Revolving Note"), duly executed by the Borrowers;

                  3. an amended and restated Foreign Revolving Line Note in the form enclosed herewith (the "Amended Foreign Revolving Note"), duly executed by the Borrowers; and

                  4. a certificate of the secretary of each Borrower with respect to the adoption of resolutions authorizing Foreign Exchange Contract transactions substantially in the form attached hereto as Exhibit A.

         In addition, the Borrowers agree to furnish to the Bank the duly executed consent of Moldflow Japan K.K. on or before January 22, 1998, the failure to furnish such consent on or before such date to constitute an Event of Default under the Credit Agreement.

         By the signature of its authorized officer below, each Borrower is hereby representing that, except as modified in SCHEDULE A attached hereto, the representations of the Borrowers set forth in the Loan Documents (including those contained in the Credit Agreement, as amended by this Agreement) are true and correct as of the Effective Date as if made on and as of such date. In addition, the Borrower confirms its authorization as to the debiting of its account with the Bank in the amount of $8,125 ($6,625 in respect of the Domestic Committed Revolving Line and $1,500 in respect of the Foreign Committed Revolving Line) in order to pay the Bank's facility fees for the period up to and including the extended Revolving Maturity Date. Finally, each Borrower (and each guarantor, signing below) agrees that, as of the Effective Date, it has no defenses against its obligations to pay any amounts under the Credit Agreement and the other Loan Documents.

         3.       DESCRIPTION OF CHANGE IN TERMS.

         As of the Effective Date, the Credit Agreement is modified in the following respects:

                  1. The definition of "Current Liabilities" set forth in
Section 1.1 of the Credit Agreement is hereby amended by deleting the words "but excluding Subordinated Debt" at the end of such definition and substituting in place thereof the following: "and excluding the current portion of Subordinated Debt and deferred maintenance revenues."

                  2. The definition of "Domestic Borrowing Base" set forth in
Section 1.1 thereof is hereby amended by increasing the advance rate appearing in clause (a) thereof from "seventy-five percent (75%)" to "eighty percent (80%)."

                  3. The definition of "Eligible Foreign Accounts" in Section
1.1 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

                     "`Eligible Foreign Accounts' means Accounts of a non-U.S.
                  Borrower or a non-U.S. Subsidiary of a Borrower that (a) satisfy the requirements for Eligible Domestic Accounts except those set forth in clause (d) of the definition thereof, (b) are billed from and the receivables records for which are located outside the United States; (c) arose in the ordinary course of such non-U.S. Borrower's or non-U.S. Subsidiaries business and satisfy the Borrowers' representations and warranties set forth in Section 5.4 and (d) either (i) are Accounts of customers whose principal place of business is located in Japan, Australia, New Zealand or Europe, or (ii) are (A) covered by credit insurance in form and amount, and by an insurer satisfactory to the Bank less the amount of any deductible(s) which may be or become owing thereon; or (B) supported by one or more letters of credit either advised or negotiated through the Bank or an Acceptable Correspondent Bank or in favor of the Bank or an Acceptable Correspondent Bank as beneficiary, in an amount and of a tenor, and issued by a financial institution, acceptable to the Bank; or (C) that the Bank approves on a case-by-case basis. For the purposes hereof, the term "Acceptable Correspondent Bank" shall mean the banks whose names and office addresses are listed on attached EXHIBIT E, or such other banks that the Bank may approve on a case-by-case basis in the future.

                  4. The definition of "Foreign Borrowing Base" in Section 1.1 is hereby amended and restated in its entirety to read as follows:

                  "`Foreign Borrowing Base' means an amount equal to thirty percent (30%) of the Eligible Foreign Accounts, as determined by the Bank with reference to the most recent Foreign Borrowing Base Certificate."

                  5. The definition of "Foreign Committed Revolving Line" in
Section 1.1 is hereby amended by reducing the dollar amount stated therein from "One Million One Hundred Thousand Dollars ($1,100,000)" to "Six Hundred Thousand Dollars ($600,000)."

                  6. The definition of "Investors Lines," "Overadvance Allowance," and "Overadvance Expiration Date" and "Peak Overadvance Amount' in
Section 1.1 are hereby deleted.

                  7. The definition of "Permitted Indebtedness" in Section 1.1 is hereby amended by inserting the following at the end of clause (f) thereof:

                  ", and Indebtedness arising from foreign exchange contracts with banking institutions other than the Bank, provided that the maximum amount of such contracts shall not at any time exceed $1,000,000."

                  8. The definition of "Revolving Maturity Date" in Section 1.1 is hereby amended by deleting the date "April 22, 1999" therein and substituting therefor the date "October 22, 1999."

                  9. The following is hereby added to the end of Section 1.1:

                  "`Exchange Contracts,' `Contract Limit,' `Foreign Exchange Reserve,' and `Settlement Limit,' shall have the respective meanings set forth in Section 2.1.1."

                  10. The first sentence of Section 2.1(b) is hereby amended and restated in its entirety as follows:

                  "Subject to and upon the terms and conditions of this Agreement, the Bank agrees to make Advances to Borrowers in an aggregate amount outstanding not to exceed the lesser of (i) the Foreign Committed Revolving Line; (ii) the Foreign Borrowing Base; or (iii) an amount equal to twenty-five percent (25%) of the sum of the Domestic Borrowing Base and the Foreign Borrowing Base."

                  11. There is hereby inserted immediately following Section 2.1 the following new Section 2.1.1:

                  "2.1.1. FOREIGN EXCHANGE CONTRACT; FOREIGN EXCHANGE SETTLEMENTS. Borrowers may enter foreign exchange contracts (the "Exchange Contracts") not exceeding an aggregate amount of $2,500,000 (the "Contract Limit"), under which Bank will sell to or purchase from Borrowers foreign currency on a spot or future basis. Borrowers may not request any Exchange Contracts if it is out of compliance with any provision of this Agreement. Exchange Contracts must provide for delivery of settlement on or before the ninetieth (90th) day after the Revolving Maturity Date, or if such day is not a Business Day, then on the next succeeding Business Day. The amount available under the Domestic Committed Revolving Line shall be reduced in an amount equal to the following (the "Foreign Exchange Reserve") on any given day (the "Determination Date"): (i) on all outstanding Exchange Contracts on which delivery is to be effected or settlement allowed more than two Business Days after the Determination Date, 10% of the gross amount of the Exchange Contracts; plus (ii) on all outstanding Exchange Contracts on which delivery is to be effected or settlement allowed more than two Business Days after the Determination Date. 100% of the gross amount of the Exchange Contracts, LESS the amount debited by the Bank from deposit accounts of the Borrowers with the Bank to cover such Exchange Contracts, which the Borrowers hereby authorize. If the Bank takes a Foreign Exchange Reserve pursuant to clause (ii) of the foregoing sentence, such Foreign Exchange Reserve shall be deemed an Advance under the Domestic Committed Revolving Line in like amount.

                  Bank may terminate the Exchange Contracts if (a) an Event of Default occurs under Section 8.1 or 8.5 hereof or any other Event of Default has occurred and the Bank has accelerated the Borrowers' Obligations hereunder (b) there is not sufficient availability under the Domestic Committed Revolving Line and Borrowers do not have available funds in their deposit account for the Foreign Exchange Reserve. If Bank terminates the Exchange Contracts pursuant to this

         Section 2.1.1, Borrowers will on a joint and several basis reimburse Bank for all fees, costs and expenses in connection with the Exchange Contracts.

                  Borrowers may not permit the total of all Exchange Contracts on which delivery is to be effected and settlement allowed in any two Business Day period to be more than $250,000 (the "Settlement Limit") nor may Borrowers permit the total of all Exchange Contracts outstanding at any one time, to exceed the Contract Limit. However, the amount which may be settled in any two Business Day period may be increased above the Settlement Limit if:

                  (i) there is sufficient availability under the Domestic Committed Revolving Line in the amount of the Foreign Exchange Reserve for each Determination Date, provided that Bank in advance shall reserve the full amount of the Foreign Exchange Reserve against the Domestic Committed Revolving Line; or

                  (ii) there is insufficient availability under the Domestic Committed Revolving Line for settlements within any two Business Day period, but Bank: (A) verifies good funds overseas before crediting a Borrower's deposit account (in the case of a Borrower's sale of foreign currency); or (B) debits a Borrower's deposit account before delivering foreign currency overseas (in the case of a Borrower's purchase of foreign currency).

                  If any Borrower purchases foreign currency, Borrowers must in advance instruct Bank either to treat the settlement as an advance under the Domestic Committed Revolving Line, or to debit Borrower's account for the amount settled.

                  Borrowers will execute all Bank's standard applications and agreements in connection with the Exchange Contracts and pay all Bank's standard fees and charges.

                  Borrowers will indemnify Bank on a joint and several basis and hold it harmless from all claims, liabilities, demands, obligations, actions, costs and expenses (including reasonable attorneys' fees and any costs arising out of the failure of any Borrower to fulfill its obligations on a timely basis) which the Bank incurs arising out of or in any way relating to any of the Exchange Contracts or any transactions contemplated thereby (collectively "Foreign Exchange Costs"), provided, however, in no event shall the Borrowers be responsible for Foreign Exchange Costs to the extent (I) caused by the Bank's gross negligence or willful misconduct, or (II) attributable to Exchange Contracts entered into by the Bank for the benefit of other parties."

                  12. Section 2.2 is hereby amended by restating clause (b) thereof to read as follows:

                  "(b) pursuant to Section 2.1 of this Agreement is greater than the lesser of (i) the Foreign Committed Revolving Line, (ii) the Foreign Borrowing Base, or (iii) an amount equal to twenty-five percent (25%) of the Domestic Borrowing Base and the Foreign Borrowing Base."

                  13. The date appearing in the third line of Section 2.7 is hereby changed from "April 22, 1999" to "October 22, 1999."

                  14. Sections 6.7 through 6.9 are hereby restated in their entirety as follows:

                  "6.7 QUICK RATIO. The Borrowers shall maintain as of the last day of each fiscal month, a ratio of Quick Assets to Current Liabilities as follows: (a) at least 0.8 to 1.0 through February 28, 1999; (b) 1.0 to 1.0 thereafter and through May 31, 1999; and (c) 1.25 to 1.0 thereafter.

                  6.8 TANGIBLE NET WORTH. The Borrowers shall maintain, as of the last day of September 30, 1998, a Tangible Net Worth of not less than $500,000 with no testing thereafter:

                  6.9 PROFITABILITY. The Borrowers shall have (a) a maximum Net Loss of $100,000 for each of the fiscal quarters ending September 30, 1998 and December 31, 1998; (b) Minimum Net Income of $1 for the fiscal quarter ending March 31, 1999; (c) minimum Net Income of $250,000 for the quarter ending June 30, 1999; (d) minimum Net Income of $250,000 for the fiscal year ending June 30, 1999; and (e) minimum Net Income of $100,000 for the quarter ending September 30, 1999."

                  15. Sections 6.11 and 7.13 are hereby deleted in their entirety.

                  16. Exhibit B to the Credit Agreement (Domestic Borrowing Base Certificate) is hereby amended and restated in the form of Exhibit B attached hereto.

                  17. Exhibit C to the Credit Agreement (Foreign Borrowing Base Certificate) is hereby amended and restated in the form of Exhibit C attached hereto.

                  18. Exhibit D to the Credit Agreement (Compliance Certificate) is hereby amended in the form of Exhibit D attached hereto.

                  19. The Credit Agreement and the other Loan Documents are hereby amended wherever necessary or appropriate to reflect the foregoing changes.

         4. WAIVER. The Bank hereby waives the obligation of the Borrowers to provide financial statements for the fiscal year ending June 30, 1998 within 120 days of such date as required by Section 6.3 of the Credit Agreement, provided that such financial statements are provided to the Bank on or before January 31, 1999.

         5.       CONTINUING VALIDITY.

         Upon the effectiveness hereof, (a) each reference in each Security Instrument or other Loan Document to "the Credit Agreement", "thereunder", "thereof", "therein", or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement, as amended hereby, each reference in the Credit Agreement and each other Loan Document to the Domestic Revolving Line Note and the Foreign Revolving Line Note shall mean and be a reference to the Amended Domestic Revolving Note and the Amended Foreign Revolving Note, respectively. Except as specifically set forth above, the Credit Agreement and each of the Notes shall remain in full force and effect and is hereby ratified and confirmed. Each of the other Loan Documents is in full force and effect and is hereby ratified and confirmed. The amendments and waiver set forth above (i) do not constitute a waiver or modification of any term, condition or covenant of the Credit Agreement or any other Loan Document, other than as expressly set forth herein, and (ii) shall not prejudice any rights which the Bank may now or hereafter have under or in connection with the Credit Agreement, as modified hereby, or the other Loan Documents and shall not obligate the Bank to assent to any further modifications.

         6.       MISCELLANEOUS.

                  1. This Agreement may be signed in one or more counterparts each of which taken together shall constitute one and the same document.

                  2. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE COMMONWEALTH OF MASSACHUSETTS WITHOUT REGARD TO PRINCIPLES RELATING TO CONFLICTS OF LAW OR CHOICE OF LAW.

                  3. THE BORROWER ACCEPTS FOR ITSELF AND IN CONNECTION WITH ITS PROPERTIES, UNCONDITIONALLY, THE NON-EXCLUSIVE JURISDICTION OF ANY STATE OR FEDERAL COURT OF COMPETENT JURISDICTION IN THE COMMONWEALTH OF MASSACHUSETTS IN ANY ACTION, SUIT, OR PROCEEDING OF ANY KIND AGAINST IT WHICH ARISES OUT OF OR BY REASON OF THIS LOAN MODIFICATION AGREEMENT; PROVIDED, HOWEVER, THAT IF FOR ANY REASON LENDER CANNOT AVAIL ITSELF OF THE COURTS OF THE COMMONWEALTH OF MASSACHUSETTS, THEN VENUE SHALL LIE IN SANTA CLARA COUNTY, CALIFORNIA.

                  4. The Borrower agrees to promptly pay on demand all costs and expenses of the Bank in connection with the preparation, reproduction, execution and delivery of this letter amendment and the other instruments and documents to be delivered hereunder, including the reasonable fees and out-of-pocket expenses of Sullivan & Worcester, special counsel for the Bank with respect thereto.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

         IN WITNESS WHEREOF, the Bank and the Borrower have caused this Agreement to be signed under seal by their respective duly authorized officers as of the date set forth above.

                                   SILICON VALLEY EAST, a Division
                                     of Silicon Valley Bank

                                   By: /s/ Andrew H. Tsao
                                      ------------------------------
                                      Name:  Andrew H. Tsao
                                      Title: Vice President

                                   SILICON VALLEY BANK

                                   By: /s/ Michelle Giannini
                                      ------------------------------
                                      Name: Michelle Giannini
                                      Title:
                                     (signed in Santa Clara, CA)

                                   MOLDFLOW CORPORATION

                                   By: /s/ Marc Dulude
                                      ------------------------------
                                      Name: Marc Dulude
                                      Title: President, CEO

MOLDFLOW INTERNATIONAL PTY         MOLDFLOW INTERNATIONAL PTY
    LTD.                               LTD.

By: /s/ Marc Dulude                By: /s/ Suzanne Rogers
   -----------------------------      -------------------------------
   Name: Marc Dulude                  Name: Suzanne Rogers
   Title: Director                    Title: Director

MOLDFLOW PTY LTD.                  MOLDFLOW PTY LTD.

By: /s Marc Dulude                 By: /s/ Suzanne Rogers
   -----------------------------      -------------------------------
   Name: Marc Dulude               Name: Suzanne Rogers
   Title: Director                 Title: Director

                                                                      SCHEDULE A

                         MODIFICATION OF OR SUPPLEMENTS
                           TO THE DISCLOSURE SCHEDULE

                                      None

                                     CONSENT

         The undersigned, as Guarantor under a certain Guarantee dated as of May 21, 1998 (the "Guarantee") in favor of Silicon Valley Bank, hereby consents to the foregoing Loan Document Modification Agreement (the "Amendment") and hereby confirms and agrees that the Guarantee is, and shall continue to be, in full force and effect and is hereby ratified and confirmed in all respects, except that, upon the effectiveness of, and on and after the date of, said Amendment, each reference in the Guarantee and in each other Loan Document (as defined in the Credit Agreement) to which the undersigned is a party, including, to "the Credit Agreement", the "Loan Agreement," "thereunder", "thereof", "therein", or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement, as amended hereby, and each reference in the Guarantee and in each such other Loan Document to "the Notes", "thereof", "therein", "thereunder", or words of like import referring to the Notes shall mean and be a reference to the Amended Domestic Revolving Note and the Amended Foreign Revolving Note.

                                   MOLDFLOW (EUROPE) LTD.

                                   By:___________________________
                                      Name:
                                      Title:

                                     CONSENT

         The undersigned, as Guarantor under a certain Guarantee dated as of May 21, 1998 (the "Guarantee") in favor of Silicon Valley Bank, hereby consents to the foregoing Loan Document Modification Agreement (the "Amendment") and hereby confirms and agrees that the Guarantee is, and shall continue to be, in full force and effect and is hereby ratified and confirmed in all respects, except that, upon the effectiveness of, and on and after the date of, said Amendment, each reference in the Guarantee and in each other Loan Document (as defined in the Credit Agreement) to which the undersigned is a party, including, to "the Credit Agreement", the "Loan Agreement," "thereunder", "thereof", "therein", or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement, as amended hereby, and each reference in the Guarantee and in each such other Loan Document to "the Notes", "thereof", "therein", "thereunder", or words of like import referring to the Notes shall mean and be a reference to the Amended Domestic Revolving Note and the Amended Foreign Revolving Note.

                                   MOLDFLOW VERTRIEBS GmbH

                                   By:___________________________
                                      Name:
                                      Title:

                                    EXHIBIT B
                       DOMESTIC BORROWING BASE CERTIFICATE

Borrowers:                Moldflow Corporation, Moldflow International Pty. Ltd.
                          and Moldflow Pty. Ltd.

Bank:                     Silicon Valley Bank

Commitment Amount:        $2,650,000


ACCOUNTS RECEIVABLE
         1.       Accounts Receivable Book Value as of                                  $
                                                       --------
         2.       Additions (please explain on reverse)                                 $
         3.       TOTAL ACCOUNTS RECEIVABLE                                             $

         ACCOUNTS RECEIVABLE DEDUCTIONS (without duplication)
         4.       Amounts over 90 days due                                              $
         5.       Balance of 50% over 90 day accounts                                   $
         6.       Concentration Limits                                                  $
         7.       Foreign Accounts (except for Eligible Special Accounts)               $
         8.       Governmental Accounts                                                 $
         9.       Contra Accounts                                                       $
         10.      Promotion or Demo Accounts                                            $
         11.      Intercompany/Employee Accounts                                        $
         12.      Other (please explain on reverse)                                     $
         13.      TOTAL ACCOUNTS RECEIVABLE DEDUCTIONS                                  $
         14.      Eligible Accounts (#3 minus #13)                                      $
         15.      The amount of Eligible Accounts (#14) that are Eligible
                  Special Accounts                                                      $________________
         16.      Loan Value of Eligible Special Accounts (70% of #15)                  $________________
         17.      The amount of Eligible Domestic Accounts.  The
                  amount of Eligible Accounts (#14) less the amount of
                  Eligible Special Accounts (#15)                                       $________________
         18.      LOAN VALUE OF ELIGIBLE DOMESTIC ACCOUNTS
                  (80% of #17)                                                          $
         19.      TOTAL LOAN VALUE OF ACCOUNTS (#16 and #18)                            $________________

         STANDBY LETTER OF CREDIT
         20.      Face Amount as of                                                     $
                                    --------------
         21.      LOAN VALUE OF STANDBY LETTER OF CREDIT
                    (90% of #20)                                                        $


                                   -2-

         BALANCES
         22.      Maximum Loan Amount                                                   $     2,650,000.00
         23.      Total Funds Available [Lesser of #22 or (#19 plus #21)]               $
         24.      Present balance owing on Line of Credit (including
                  Foreign Exchange Reserve of $___________
                  as of __/__/__/)                                                      $
         25.      RESERVE POSITION (#23 minus #24)                                      $


THE UNDERSIGNED REPRESENTS AND WARRANTS THAT THE FOREGOING IS TRUE, COMPLETE AND CORRECT, AND THAT THE INFORMATION REFLECTED IN THIS BORROWING BASE CERTIFICATE COMPLIES WITH THE REPRESENTATIONS AND WARRANTIES SET FORTH IN THE LOAN AGREEMENT BETWEEN THE UNDERSIGNED AND SILICON VALLEY BANK.

COMMENTS:

MOLDFLOW CORPORATION

------------------------------------
By:
        Authorized Signer

                                    EXHIBIT C
                       FOREIGN BORROWING BASE CERTIFICATE

Borrowers:                Moldflow Corporation, Moldflow International Pty. Ltd.
                          and Moldflow Pty. Ltd.

Bank:                     Silicon Valley Bank

Commitment Amount:        $600,000


ACCOUNTS RECEIVABLE
         1.       Foreign Accounts Receivable Book Value as of                          $
                                                               --------
         2.       Additions (please explain on reverse)                                 $
         3.       TOTAL ACCOUNTS RECEIVABLE                                             $

         ACCOUNTS RECEIVABLE DEDUCTIONS (without duplication)
         4.       Amounts over 90 days due                                              $
         5.       Balance of 50% over 90 day accounts                                   $
         6.       Concentration Limits                                                  $
         7.       Governmental Accounts                                                 $
         8.       Contra Accounts                                                       $
         9.       Promotion or Demo Accounts                                            $
         10.      Intercompany/Employee Accounts                                        $
         11.      Eligible Special Accounts                                             $________
         12.      Other (please explain on reverse)                                     $
         13.      TOTAL ACCOUNTS RECEIVABLE DEDUCTIONS                                  $
         14.      Eligible Accounts (#3 minus #13)                                      $
         15.      LOAN VALUE OF ACCOUNTS (30% of #14)                                   $
         16.      ALTERNATIVE LOAN LIMIT (25% of the sum of
                  (i) #14 and (ii) #19 on the attached Domestic Borrowing
                  Base Certificate)                                                     $

         BALANCES
         17.      Maximum Loan Amount                                                   $600,000
         18.      Total Funds Available [Lesser of #15, #16 or #17]                     $
         19.      Present balance owing on Line of Credit                               $
         20.      RESERVE POSITION (#18 minus #19)                                      $


THE UNDERSIGNED REPRESENTS AND WARRANTS THAT THE FOREGOING IS TRUE, COMPLETE AND CORRECT, AND THAT THE INFORMATION REFLECTED IN THIS BORROWING BASE CERTIFICATE COMPLIES WITH THE REPRESENTATIONS AND WARRANTIES SET FORTH IN THE LOAN AGREEMENT BETWEEN THE UNDERSIGNED AND SILICON VALLEY BANK.

COMMENTS:

MOLDFLOW CORPORATION

By: ______________________________
          Authorized Signer

                                    EXHIBIT D
                             COMPLIANCE CERTIFICATE

TO:      SILICON VALLEY BANK

FROM:    MOLDFLOW CORPORATION

         The undersigned authorized officer of Moldflow Corporation hereby certifies that in accordance with the terms and conditions of the Loan Agreement among Moldflow Corporation, Moldflow International Pty. Ltd. and Moldflow Pty. Ltd., and the Bank (the "Agreement"), (i) Borrower is in complete compliance for the period ending with all required covenants except as noted below and (ii) all representations and warranties of Borrower stated in the Agreement are true and correct in all material respects as of the date hereof. Attached herewith are the required documents supporting the above certification. The Officer further certifies that these are prepared in accordance with Generally Accepted Accounting Principles (GAAP) and are consistently applied from one period to the next except as explained in an accompanying letter or footnotes. The Officer expressly acknowledges that no borrowings may be requested by the Borrower at any time or date of determination that Borrower is not in compliance with any of the terms of the Agreement, and that such compliance is determined not just at the date this certificate is delivered.

         PLEASE INDICATE COMPLIANCE STATUS BY CIRCLING YES/NO UNDER "COMPLIES" COLUMN.


         REPORTING COVENANT                     REQUIRED                              COMPLIES

*Monthly financial statements             Monthly within 25 days                    Yes       No
Annual (CPA Audited)                      FYE within 120 days                       Yes       No
10Q and 10K                               Within 5 days after filing                Yes       No
                                          with the SEC
*A/R Agings                               Monthly within 25 days                    Yes       No
A/R Audit                                 Initial and Semi-Annual                   Yes       No
*  when borrowing



         FINANCIAL COVENANT                 REQUIRED                                ACTUAL               COMPLIES

Maintain on a Monthly Basis:
  Minimum Quick Ratio                 0.8:1.0 through 2/28/99;
                                      1.0:1.0 from 3/31/99 through
                                      5/31/99, 1.25:1.0 thereafter                 ____:1.0            Yes      No

Maintain on a Quarterly Basis:
  Minimum Tangible Net Worth          $500,000 at 9/30/98                         $_______             Yes      No

Profitability:  Quarterly             ($100,000) for quarters ended 9/30/98 and
                                      12/31/98; $1 for quarter ended 3/31/99
                                      $250,000 for quarter ended 6/30/99
                                      $250,000 for quarter ended 9/30/99          $_______             Yes      No

Annually                              $250,000 for FYE 6/30/99                    $_______             Yes      No


COMMENTS REGARDING EXCEPTIONS:  See Attached.


                                    RECEIVED BY:_______________________
                                    DATE:______________________________
                                    REVIEWED BY:_______________________
                                    COMPLIANCE STATUS: YES/NO

Sincerely,

MOLDFLOW CORPORATION

By:__________________________________
     Name:
     Title:
     Date:

                                    EXHIBIT E
                         ACCEPTABLE CORRESPONDENT BANKS


         Depository banks for Moldflow subsidiaries for customer accounts supported by Documentary Letters of Credit - in the case of customers who may reside in countries other than USA, Australia, New Zealand, Japan or Europe:


                             FOR MOLDFLOW PTY. LTD:
                    Australia New Zealand Banking Group Ltd.
                         Collins Street Business Center
                              4/287 Collins Street
                          Melbourne, VIC Australia 3000

                            FOR MOLDFLOW EUROPE LTD.
                                Barclays Bank PLC
                                 167 High Street
                              Bromley, Kent BR1 1NL
                                 United Kingdom

                        FOR MOLDFLOW VERTRIEBS, g.m.b.h.
                                Deutsche Bank AG
                            An den Dominkanern 11-27
                              50668 Cologne Germany

                           FOR MOLDFLOW ITALIA s.r.l.
                            Monte DeiPaschi Di Siena
                          Filiale di Cassina De' Pecchi
                                   Via Roma 55
                          20060 Cassina De'Pecchi (MI)